Exhibit 99.1

LETTER OF TRANSMITTAL

ALLBRITTON COMMUNICATIONS COMPANY

OFFER TO EXCHANGE ITS

8% SERIES B SENIOR NOTES DUE 2018

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR ANY AND ALL OF ITS OUTSTANDING

8% SENIOR NOTES DUE 2018

WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

PURSUANT TO THE PROSPECTUS

DATED                     , 2010

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010 UNLESS THE OFFER IS EXTENDED

Deliver to U.S. Bank National Association

(the “Exchange Agent”)

By Mail, Hand or Overnight Delivery: U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, MN 55107 Attention: Specialized Finance Dept.	By Facsimile Transmission (for Eligible Institutions Only): (651) 495-8158 Attention: Specialized Finance Dept.

To confirm by telephone or for information: (800) 934-6802

Delivery of this Letter of Transmittal to an address other than those set forth above will not constitute a valid delivery.

The undersigned hereby acknowledges receipt of the Prospectus dated                     , 2010 (the “Prospectus”) of Allbritton Communications Company, a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange its 8% Series B Senior Notes due 2018 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 8% Senior Notes due 2018 (the “Initial Notes”). The terms of the Exchange Notes to be issued are substantially identical to the Initial Notes, except that (1) the Exchange Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement of which the Prospectus is a part and (2) the Exchange Notes will not be subject to transfer restrictions applicable to the Initial Notes. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on                     , 2010, unless the Company, in its sole discretion, extends the duration of the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT. YOU MUST FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 13.

List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate or registration numbers and aggregate principal amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED HEREBY

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Initial Notes (Please fill in)	Certificate or Registration Numbers*	Aggregate Principal Amount Represented by Initial Notes	Principal Amount Tendered**

Total
*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. Tenders of Initial Notes must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The term “Holder” means any person in whose name Initial Notes are registered on the books of the Company or whose name appears on a DTC security position listing as an owner of the Initial Notes or any other person who has obtained a properly completed bond power from a registered Holder of Initial Notes.

This Letter of Transmittal is to be used if the Holder desires to tender Initial Notes (i) by delivery of certificates representing such Initial Notes or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), according to the procedures set forth in the Prospectus under the caption “Exchange Offer—Procedures for Tendering” unless an agent’s message is transmitted in lieu of the Letter of Transmittal or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer—Guaranteed Delivery Procedures.”

The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Initial Notes must complete this Letter of Transmittal in its entirety.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

Holders who desire to tender Initial Notes for purchase and who cannot comply with the procedures for tender set forth in the Prospectus under the caption “Exchange Offer—Procedures for Tendering” on a timely basis or whose Initial Notes are not immediately available must tender their Initial Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer—Guaranteed Delivery Procedures.”

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Address (continued)

Area Code and Telephone Number

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the principal amount of the Initial Notes indicated above. The undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to such Initial Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and full power and authority to assign, transfer and exchange the Initial Notes, including, but not limited to, the power and authority to: (i) deliver certificates for Initial Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (ii) present certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer. The undersigned fully understands that the Exchange Agent is acting as the agent of the Company in connection with the Exchange Offer. The undersigned represents and warrants that it has full power and authority to tender, assign and transfer the Initial Notes and to acquire Exchange Notes in exchange therefor. The undersigned represents that the Company, upon accepting the Initial Notes for exchange, will acquire good and unencumbered title to the Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

The undersigned further represents that (i) it is not an “affiliate” of the Company, (ii) the Exchange Notes are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned is such person, and (iii) neither the undersigned nor any such other person receiving the Exchange Notes is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If the undersigned or such other person is a broker-dealer who is receiving the Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging or by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned or any such other person is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, the undersigned acknowledges that (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters regarding exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) they may incur liability under the Securities Act if they fail to comply with such requirements, liability from which they are not indemnified by the Company. If the undersigned or any such other person is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned understands and acknowledges that it or such other person may not offer for resale, resell or otherwise transfer such Exchange Notes without registering them under the Securities Act or without an exemption therefrom.

The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent or the Company to complete the exchange, assignment and transfer of tendered Initial Notes. The undersigned further agrees that the Company’s acceptance of any tendered Initial Notes and its issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement. The Company shall have no further obligations or liabilities thereunder for the registration of the Initial Notes or the Exchange Notes.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “Exchange Offer—Conditions.” The undersigned recognizes that the Company may not be required to exchange the Initial Notes tendered hereby under certain circumstances. In such event, the Initial Notes tendered hereby but not exchanged will be returned to the undersigned promptly after the Expiration Date.

The authority the undersigned is hereby conferring or has agreed to confer shall survive the death or incapacity of the undersigned. Every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for the Initial Notes tendered hereby, and for any Initial Notes tendered hereby but not exchanged, will be registered in the name of the undersigned and returned to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated above at DTC. If an Exchange Note is to be issued or mailed to a person other than the undersigned, or to the undersigned at an address different from the address shown on this Letter of Transmittal, the undersigned will complete the appropriate boxes on pages 6 and 7 of this Letter of Transmittal.

THE UNDERSIGNED UNDERSTANDS THAT IF IT IS SURRENDERING INITIAL NOTES AND HAS COMPLETED EITHER THE BOX ENTITLED “SPECIAL REGISTRATION INSTRUCTIONS” OR THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER OF TRANSMITTAL, THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (PER INSTRUCTION 4 OF THIS LETTER OF TRANSMITTAL).

SPECIAL REGISTRATION INSTRUCTIONS

(See Instruction 5)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Issue or deposit Exchange Notes to:

Name(s):

Account No. (if Applicable):

Address:

Area Code and Telephone Number:

Tax Identification or

Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 5)

To be completed ONLY if Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Notes Tendered Hereby.”

Mail Exchange Notes to:

Name(s):

Address:

Area Code and Telephone Number:

Tax Identification Number or

Social Security Number:

  Is this a permanent address change? (check one box)

   ☐ Yes    ☐ No

(PLEASE PRINT OR TYPE)

REGISTERED HOLDERS OF INITIAL NOTES

PLEASE SIGN HERE

(IN ADDITION, COMPLETE IRS FORM W-9 BELOW)

  X

  X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Initial Notes or on a security position listing as the owner of the Initial Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in fiduciary capacity, please provide the following information (PLEASE PRINT OR TYPE):

Name and Capacity (full title):

Address (including zip code):

Area Code and Telephone No.: ( )

Tax Identification or Social Security No.:

Dated:

SIGNATURE GUARANTEE (If required – see Instruction 4)

Authorized Signature:
(Signature of Representative of Signature Guarantor)

Name of Firm:

Address (including zip code):

Area Code and Telephone Number:

Dated:

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	➢ Other (see instructions)	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) -----

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ➢	Date ➢

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701 -3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

Form W-9 (Rev. 10-2007)	Page 3

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 10-2007)	Page 4

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1. Delivery of this Letter of Transmittal and Certificates for Tendered Initial Notes. All certificates representing Initial Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE INITIAL NOTES, AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

2. Guaranteed Delivery Procedures. Holders who desire to tender Initial Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption “Exchange Offer—Procedures for Tendering” or whose Initial Notes are not immediately available may tender in one of the following two ways:

(1)	(a) The tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., through a commercial bank or trust company having an office or correspondent in the United States or through an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (i) setting forth the name and address of the Holder, the registration or certificate number(s) of the Initial Notes tendered and the principal amount of such Initial Notes, (ii) stating that the tender is being made thereby, and (iii) guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Initial Notes, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

(c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Initial Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

or

(2)	(a) Prior to the Expiration Date, the Exchange Agent receives an agent’s message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Initial Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

(b)	the Exchange Agent receives, within three business days after the Expiration Date, either (1) a book-entry confirmation, including an agent’s message, transmitted via DTC’s Automated Tender Offer Program, or (2) a properly completed and executed letter of transmittal or facsimile thereof, together with the certificate(s) representing all tendered Initial Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Initial Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any properly completed and executed Letter of Transmittal properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. Partial Tenders; Withdrawal. A Holder who tenders less than the entire principal amount of Initial Notes evidenced by a submitted certificate should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Notes Tendered Hereby” on page 2 of this Letter of Transmittal. A newly issued Initial Note for that portion of the principal amount not tendered will be sent to such Holder after the Expiration Date. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Initial Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

A Holder may withdraw a tender of Initial Notes at any time prior to the Expiration Date. Thereafter, tenders of Initial Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the withdrawing Holder (ii) identify the Initial Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Initial Notes, or, in the case of Initial Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Initial Notes register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the depositor. Any Initial Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder promptly after withdrawal or termination of the Exchange Offer.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement. If this Letter of Transmittal is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

If there are two or more joint owners of record of Initial Notes, they must all sign this Letter of Transmittal.

If a number of Initial Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Initial Notes are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder of Initial Notes (which term, for the purposes described herein, shall include a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Initial Notes) listed and tendered hereby, no endorsements of the tendered Initial Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Initial Notes or properly transmit completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Initial Notes, and, with respect to a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Initial Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Initial Notes or bond power guaranteed by an Eligible Institution (except where the Initial Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. Special Registration and Delivery Instructions. Holders should indicate, in the applicable box, the name (or account at the book-entry transfer facility) in which and address to which the Exchange Notes are to be issued (or deposited) if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the Holder should complete the applicable box on page 6 of this Letter of Transmittal.

If no instructions are given, the Exchange Notes will be issued in the name of and sent to the current Holder of the Initial Notes or deposited at such Holder’s account at the book-entry transfer facility.

6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Initial Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6 of this Letter of Transmittal, it will not be necessary for transfer stamps to be affixed to the Notes listed herein.

7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at 60 Livingston Avenue, St. Paul, MN 55107, Attention: Specialized Finance Dept. (telephone: (800) 934-6802).

10. Validity and Form. The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Initial Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders promptly after the Expiration Date, or, in the case of Initial Notes tendered by book-entry transfer, will be transferred into the holder’s account at DTC according to the procedures described above.

IMPORTANT TAX INFORMATION

To prevent United States backup withholding tax at a rate of 28% on payments that are made to a Holder with respect to Initial Notes tendered for exchange pursuant to the Exchange Offer or Exchange Notes, a Holder tendering Initial Notes pursuant to the Exchange Offer is required to provide the Exchange Agent with the Holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Internal Revenue Service (“IRS”) Form W-9 and certify therein that the Holder is not subject to United States backup withholding tax, or otherwise establish an exemption. A Holder that is a foreign person will not be subject to United States backup withholding tax provided that the Holder submits to the Exchange Agent a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to the Holder’s foreign status.

If a Holder tendering Initial Notes pursuant to the Exchange Offer has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Holder should write “Applied For” in the space for the TIN on the enclosed IRS Form W-9 and sign and date the enclosed IRS Form W-9. The Holder should provide its TIN to the Exchange Agent as soon as it is received. In the event that the Holder fails to provide a TIN to the Exchange Agent by the time of a payment, the Exchange Agent will withhold at a rate of 28% on all payments made to the Holder; however, any amounts withheld on certain types of payments will be refunded to the Holder if the Holder wrote “Applied For” in the space for the TIN on the enclosed IRS Form W-9 and a TIN is provided to the Exchange Agent within 60 days.

United States backup withholding tax is not an additional tax. The amount of any United States backup withholding tax withheld from a payment made to a Holder with respect to Initial Notes tendered for exchange pursuant to the Exchange Offer or Exchange Notes will be allowed as a credit against the Holder’s United States federal income tax liability and may entitle the Holder to a refund, provided that the required information is timely furnished to the IRS.

For additional information on United States backup withholding tax, each Holder tendering Initial Notes pursuant to the Exchange Offer should see the enclosed IRS Form W-9 and the instructions therein or contact its independent tax advisor or the IRS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.